SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                FORM 8-K


                             CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


Date of Report: July 3, 1996     Date of Earliest Event Reported: July 3, 1996

                        EQUITABLE OF IOWA COMPANIES
           (Exact Name of Registrant as Specified in Its Charter)

                                   Iowa
              (State or Other Jurisdiction of Incorporation)

              0-8590                              42-1083593
     (Commission File Number)         (I.R.S. Employer Identification No.)

   604 Locust Street, P.O. Box 1635, Des Moines, IA               50306
     (Address of Principal Executive Offices)                   (Zip Code)

                              (515) 245-6911
          (Registrant's Telephone Number, Including Area Code)































ITEM 5.  Other Events.

     This report is being filed for purposes of filing the exhibits referenced in Item 7 below to the Registration Statement on Form S-3, Registration No. 333-1909, filed by Equitable of Iowa Companies (the "Company") and Equitable of Iowa Companies Capital Trust on March 22, 1996, as amended, which exhibits are by this reference incorporated therein and herein.

     On April 24, 1996 in announcing results for the quarter ended March 31, 1996, but prior to entering into an agreement to acquire Golden American Life Insurance Company ("Golden American"), the President and CEO of the Company stated as follows:

     Hubbell continued, "We are on track to reach our annual goals of 15 percent return on equity and 1 percent return on assets. In addition, we have had a goal of averaging 20 percent annual asset growth over each three-year planning cycle. We have achieved an average annual growth rate of 22 percent since March 31, 1993. However, if sales continue at the current pace, we may fall short of our three-year goal at the end of the year. Our pursuit of these goals should continue to position us as a significant competitor in the growing retirement savings market."

With the announcement of the agreement to acquire Golden American, the Company remains on track to reach its annual goals of 15% return on equity and 1% return on assets in 1996, whether or not the Golden American acquisition is consummated. With the Golden American acquisition, the Company would be on track to reach its 20% three-year average annual asset growth goal. However, without the Golden American acquisition, the Company continues to believe it may fall short of its three-year average annual growth of 20% for the three years ended December 31, 1996.

     The above contains a forward-looking statement. Actual results for the Company may vary materially from the Company's goals and will depend, among other things, on the following important factors, among other risks and uncertainties inherent in the Company's business:

1. Prevailing interest rate levels, including any continuation of the current relatively flat yield curve for short-term investments in comparison to long-term investments, which may affect the ability of the Company to sell its products, the market value of the Company's investments and the lapse rate of the Company's policies, notwithstanding product design features intended to enhance persistency of the Company's products.

2. Changes in the federal income tax laws and regulations which may affect the relative tax advantages of the Company's products.

3. Changes in the regulation of financial services, including bank sales and underwriting of insurance products, which may affect the competitive environment for the Company's products.

4.   Consummation of the Golden American acquisition.

5. Factors affecting the performance of the Company and Golden American, including, but not limited to, interest rates, stock market performance, tax and regulatory changes, investment performance of the underlying portfolios of the variable annuity product, variable annuity product design and sales volume by significant sellers of Golden American's variable annuities.


ITEM 7.  Financial Statements and Exhibits.

     7(c) Exhibits:

          1.3    Form of Underwriting Agreement for Preferred Securities

          4.7.1 Form of First Supplemental Indenture, including therein the Form of Subordinated Deferrable Interest Debenture

          4.9.1 Form of First Amendment to Declaration of Trust of Equitable of Iowa Companies Capital Trust, including therein the Form of Preferred Securities

          4.10 Form of Preferred Securities Guarantee Agreement by Equitable of Iowa Companies (as amended)

          4.11.1 Form of Subordinated Deferrable Interest Debenture (included in Exhibit 4.7.1)

          4.14   Form of Preferred Security (included in Exhibit 4.9.1)

          8 Opinion of Nyemaster, Goode, McLaughlin, Voigts, West, Hansell & O'Brien, P.C. as to certain federal income taxation matters

          12 Computation of Ratio of Earnings to Fixed Charges -- supplementing and superseding Exhibit 12 which was filed as part of the Registrant's Registration Statement on Form S-3, Registration No. 333-1909 filed March 22, 1996, as amended

          23.1 Consent of Nyemaster, Goode, McLaughlin, Voigts, West, Hansell & O'Brien, P.C. (included in Exhibits 5.1 and 8 hereto)

          99     Additional Exhibits
                 (a) Pro Forma Condensed Consolidated Financial Statements
                     (Unaudited) for Equitable of Iowa Companies and BT Variable, Inc.




















                                 SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EQUITABLE OF IOWA COMPANIES


Date:  July 3,  1996          By /s/ John A. Merriman
                                 _______________________________
                                 John A. Merriman,
                                 General Counsel and Secretary














































                         EXHIBIT INDEX


Exhibit No.               Description

   1.3     Form of Underwriting Agreement for Preferred Securities

   4.7.1 Form of First Supplemental Indenture, including therein the Form of Subordinated Deferrable Interest Debenture

   4.9.1   Form of First Amendment to Declaration of Trust of
           Equitable of Iowa Companies Capital Trust, including therein the Form of Preferred Securities

   4.10    Form of Preferred Securities Guarantee Agreement by
           Equitable of Iowa Companies (as amended)

   4.11.1  Form of Subordinated Deferrable Interest Debenture
           (included in Exhibit 4.7.1)

   4.14    Form of Preferred Security (included in Exhibit 4.9.1)

   8       Opinion of Nyemaster, Goode, McLaughlin, Voigts,
           West, Hansell & O'Brien, P.C. as to certain federal income taxation matters

   12 Computation of Ratio of Earnings to Fixed Charges -- supplementing and superseding Exhibit 12 which was filed as part of the Registrant's Registration Statement on Form S-3, Registration No. 333-1909 filed March 22, 1996, as amended

   23.1 Consent of Nyemaster, Goode, McLaughlin, Voigts, West, Hansell & O'Brien, P.C. (included in Exhibits 5.1 and 8 hereto)

   99      Additional Exhibits
           (a) Pro Forma Condensed Consolidated Financial Statements (Unaudited) for Equitable of Iowa Companies and BT Variable, Inc.